UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2020

Town Sports International Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36803	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 US North Highway 1, Suite 201, Jupiter, Florida		33477
(Address of Principal Executive Offices)		(Zip Code)

399 Executive Boulevard, Elmsford, New York		10523
(Mailing address)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (914) 347-4009

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value per share	CLUB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2020, Town Sports International Holdings, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Amendment No. 4 to the Company’s 2006 Stock Incentive Plan (as Amended and Restated Effective April 2, 2015) (the “Plan Amendment”) and authorized and reserved 3,000,000 shares of the Company’s common stock to be issued thereunder. The Board of Directors of the Company previously approved the Plan Amendment on July 15, 2020, subject to stockholder approval.

The material features of the Plan Amendment are described in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed on August 6, 2020 (the “Proxy Statement”) in the Section entitled “Proposal Four — Approval of Amendment No. 4 to the Company’s 2006 Stock Incentive Plan (as Amended and Restated Effective April 2, 2015),” which description is filed herewith as Exhibit 99.1 and incorporated herein by reference. The above description of the Plan Amendment is qualified in its entirety by reference to the Plan Amendment filed herewith as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 14, 2020, the Company held its Annual Meeting. The following matters were submitted to a vote of the Company’s stockholders at the Annual Meeting: (i) the election of four directors to serve until the Company’s 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify; (ii) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; (iii) a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers; and (iv) the approval of the Plan Amendment to increase the number of shares of the Company’s common stock authorized and reserved for issuance thereunder by 3,000,000 shares. The number of shares of the Company’s common stock outstanding and eligible to vote as of July 20, 2020, the record date for the Annual Meeting, was 29,715,140.

Each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote of the Company’s stockholders. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable:

Proposal 1 Election of Directors Director Nominees	For	Withheld	Broker Non-Votes
Martin J. Annese	10,456,140	700,427	6,897,964
Jeffery Crivello	10,695,361	461,206	6,897,964
Justin Lundberg	10,560,437	596,130	6,897,964
Patrick Walsh	10,367,067	789,500	6,897,964

Proposal 2	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of BDO USA, LLP	17,487,389	444,987	122,155	—

Proposal 3	For	Against	Abstain	Broker Non-Votes
Advisory vote on compensation of named executive officers	10,281,787	821,208	53,572	6,897,964

Proposal 4	For	Against	Abstain	Broker Non-Votes
Approval of the Plan Amendment	8,970,369	2,112,230	73,968	6,897,964

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
10.1	Amendment No. 4 to the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan.
99.1	The Section entitled “Proposal Four — Approval of Amendment No. 4 to the Company’s 2006 Stock Incentive Plan (as Amended and Restated Effective April 2, 2015)” of the Company’s Definitive Proxy Statement (incorporated herein by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on August 6, 2020).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Registrant)

Date: September 16, 2020	By:	/s/ Patrick Walsh
Patrick Walsh
Chairman and Chief Executive Officer